EXHIBIT 99.3

SUMMIT MIDSTREAM PARTNERS, LP
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

Throughout this report, when we use the terms "we," "us," "our," "SMLP," or "the Partnership" we are referring to Summit Midstream Partners, LP, the partnership itself or to Summit Midstream Partners, LP and its subsidiaries collectively as the context requires.
We are managed and operated by the board of directors and executive officers of Summit Midstream GP, LLC (the "general partner"). Summit Midstream Partners, LLC ("Summit Investments"), as the ultimate owner of our general partner, controls us and has the right to appoint the entire board of directors of our general partner, including our independent directors.
On May 18, 2015, we acquired certain crude oil and produced water gathering systems held by Polar Midstream, LLC ("Polar Midstream") and transmission pipelines owned by Epping Transmission Company, LLC ("Epping") located in the Williston Basin from a subsidiary of Summit Investments. We also exercised an option to acquire a crude oil transmission project under development (the "Stampede Lateral") by a subsidiary of Summit Investments. The Stampede Lateral was conveyed to Polar Midstream upon exercising the option. We refer to Polar Midstream, Epping and the Stampede Lateral collectively as the "Polar and Divide system." Because we acquired the Polar and Divide system from a subsidiary of Summit Investments (the "Polar and Divide Drop Down"), it was deemed a transaction among entities under common control.
Set forth below are our unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2015 and for the years ended December 31, 2014 and 2013 which reflect the net impact of the Polar and Divide Drop Down.
Because the Polar and Divide Drop Down was executed between entities under common control, we will be accounting for it on an “as if pooled” basis for all periods during which common control existed. With respect to Polar Midstream, common control began on February 15, 2013, the date the underlying assets were acquired by Summit Investments. With respect to Epping, common control began on April 22, 2014, the date of its formation by Summit Investments.
The unaudited pro forma condensed combined balance sheet reflects the Polar and Divide Drop Down as if such transaction closed on March 31, 2015. The unaudited pro forma condensed combined statements of operations reflect the Polar and Divide Drop Down as if such transaction had occurred as of the beginning of the fiscal quarter or year presented to the extent the acquired assets and/or entity were in operation during the respective period.
The unaudited pro forma condensed combined balance sheet as of March 31, 2015 and the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2015 were derived from:

•	SMLP's unaudited condensed consolidated financial statements; and

•	the unaudited condensed combined financial statements of Polar Midstream (carve-out basis) and Epping as of and for the three months ended March 31, 2015.
The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014 was derived from:

•	SMLP's audited consolidated financial statements for the year ended December 31, 2014; and

•	the audited combined financial statements of Polar Midstream (carve-out basis) and Epping for the year ended December 31, 2014.
The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2013 was derived from:

•	SMLP's audited consolidated financial statements for the year ended December 31, 2013; and

•	the historical financial statements of Polar Midstream (carve-out basis) for the year ended December 31, 2013.
The unaudited pro forma condensed combined balance sheet and the unaudited pro forma condensed combined statements of operations were derived by adjusting the historical financial statements of SMLP, Polar Midstream (carve-out basis) and Epping based on currently available information and, therefore, actual adjustments may differ materially from the pro forma adjustments. In particular, this unaudited pro forma condensed combined financial

EXHIBIT 99.3

information does not present any pro forma effects in the condensed combined statements of operations for the periods prior to Summit Investments' acquisition of Meadowlark Midstream or its formation of Epping.
The assets acquired and liabilities assumed by SMLP in the Polar and Divide Drop Down have been reflected at Summit Investments' historical cost of construction or fair value of the assets and liabilities at acquisition. Descriptions of the adjustments for the Polar and Divide Drop Down are presented in the notes to the unaudited pro forma condensed combined financial information. This unaudited pro forma condensed combined financial information and accompanying notes should be read in conjunction with:

•	SMLP's historical financial statements filed with the Securities and Exchange Commission; and

•	the historical financial statements included in Exhibits 99.1 and 99.2 to this Amendment No. 1 to SMLP's Current Report on Form 8-K.
This unaudited pro forma condensed combined financial information does not:

•	purport to present our financial position or the results of operations had the Polar and Divide Drop Down actually been completed as of March 31, 2015 or for the periods indicated;

•	purport to present our financial position or results of operations had SMLP's May 2015 primary offering of 6.5 million common units been completed at an earlier date;

•	purport to present our financial position or results of operations had SMLP's May 2015 draw of $92.5 million on its revolving credit facility been completed at an earlier date; and

•	reflect the effects of any cost savings or other synergies that may be achieved as a result of the Polar and Divide Drop Down.
Further, this unaudited pro forma condensed combined financial information is:

•	based on assumptions that we believe are reasonable under the circumstances;

•	intended for informational purposes only; and

•	not intended to project our financial position or results of operations for any future date or period.

EXHIBIT 99.3

SUMMIT MIDSTREAM PARTNERS, LP AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
MARCH 31, 2015

	Historical					Summit Midstream Partners, LP pro forma
	Summit Midstream Partners, LP	Polar Midstream Company, LLC (carve-out basis)	Epping Transmission Company, LLC	Pro forma adjustments
	(In thousands)
Assets
Current assets	$59,536	$5,020	$58	$197,500	(a)	$64,614
				92,500	(b)
				(290,000)	(c)
Property, plant and equipment, net	1,234,229	185,819	6,095	—		1,426,143
Intangible assets, net	456,930	11,138	669	—		468,737
Goodwill	61,689	203,373	—	—		265,062
Other noncurrent assets	16,604	15	—	—		16,619
Total assets	$1,828,988	$405,365	$6,822	$—		$2,241,175

Liabilities and Partners' Capital, Owner's Net Investment and Membership Interests
Current liabilities	$33,201	$15,478	$131	$555	(c)	$49,365
Long-term debt	796,000	—	—	92,500	(b)	888,500
Other noncurrent liabilities	65,922	—	—	—		65,922
Total liabilities	895,123	15,478	131	93,055		1,003,787
Commitments and contingencies

Common limited partner capital	630,241	—	—	193,375	(a)	884,462
				(319)	(c)
				61,165	(d)
Subordinated limited partner capital	279,524	—	—	(225)	(c)	322,581
				43,282	(d)
General partner interests	24,100	—	—	4,125	(a)	30,345
				(11)	(c)
				2,131	(d)
Owner's net investment and membership interests	—	389,887	6,691	(396,578)	(d)	—
Total partners' capital, owner's net investment and membership interests	933,865	389,887	6,691	(93,055)		1,237,388
Total liabilities and partners' capital, owner's net investment and membership interests	$1,828,988	$405,365	$6,822	$—		$2,241,175
The accompanying notes are an integral part of this unaudited pro forma condensed combined financial information.

EXHIBIT 99.3

SUMMIT MIDSTREAM PARTNERS, LP AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2015

	Historical
	Summit Midstream Partners, LP	Polar Midstream Company, LLC (carve-out basis)	Epping Transmission Company, LLC	Pro forma adjustments		Summit Midstream Partners, LP pro forma
	(In thousands, except per-unit amounts)
Total revenues	$68,579	$8,582	$—	$—		$77,161

Costs and expenses:
Cost of natural gas and NGLs	6,695	—	—	—		6,695
Operation and maintenance	17,429	2,219	98	—		19,746
General and administrative	8,351	1,173	134	—		9,658
Depreciation and amortization	22,143	1,559	53	—		23,755
Total costs and expenses	54,618	4,951	285	—		59,854
Other income	1	—	—	—		1
Interest expense	(12,118)	—	—	(502)	(b)	(12,620)
Income before income taxes	1,844	3,631	(285)	(502)		4,688
Income tax expense	(177)	—	—	—		(177)
Net income (loss)	$1,667	$3,631	$(285)	$(502)		$4,511
Less: net income attributable to general partner, including IDRs	1,568			226		1,794
Net income attributable to limited partners	$99			$2,618		$2,717

Earnings per common unit – basic	$0.00					$0.04
Earnings per common unit – diluted	$0.00					$0.04
Earnings per subordinated unit – basic and diluted	$0.00					$0.04

Weighted-average common units outstanding – basic	34,439					40,939	(e)
Weighted-average common units outstanding – diluted	34,585					41,085	(f)
Weighted-average subordinated units outstanding – basic and diluted	24,410					24,410
The accompanying notes are an integral part of this unaudited pro forma condensed combined financial information.

EXHIBIT 99.3

SUMMIT MIDSTREAM PARTNERS, LP AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	Historical
	Summit Midstream Partners, LP	Polar Midstream Company, LLC (carve-out basis)	Epping Transmission Company, LLC	Pro forma adjustments		Summit Midstream Partners, LP pro forma
	(In thousands, except per-unit amounts)
Total revenues	$330,686	$22,449	$—	$—		$353,135

Costs and expenses:
Cost of natural gas and NGLs	58,094	—	—	—		58,094
Operation and maintenance	76,272	7,332	76	—		83,680
General and administrative	34,017	4,207	45	—		38,269
Transaction costs	730	—	—	—		730
Depreciation and amortization	82,990	4,326	33	—		87,349
Loss on asset sales, net	442	—	—	—		442
Goodwill impairment	54,199	—	—	—		54,199
Long-lived asset impairment	5,505	—	—	—		5,505
Total costs and expenses	312,249	15,865	154	—		328,268
Other income	1,189	—	—	—		1,189
Interest expense	(40,159)	—	—	(1,885)	(b)	(42,044)
Loss before income taxes	(20,533)	6,584	(154)	(1,885)		(15,988)
Income tax expense	(631)	—	—	—		(631)
Net (loss) income	$(21,164)	$6,584	$(154)	$(1,885)		$(16,619)
Less: net income attributable to Summit Investments	2,828			—		2,828
Net (loss) income attributable to SMLP	(23,992)			4,545		(19,447)
Less: net (loss) income attributable to general partner, including IDRs	3,125			489		3,614
Net loss attributable to limited partners	$(27,117)			$4,056		$(23,061)

Loss per common unit – basic	$(0.49)					$(0.34)
Loss per common unit – diluted	$(0.49)					$(0.34)
Loss per subordinated unit – basic and diluted	$(0.44)					$(0.40)

Weighted-average common units outstanding – basic	33,311					39,811	(g)
Weighted-average common units outstanding – diluted	33,311					39,811	(g)
Weighted-average subordinated units outstanding – basic and diluted	24,410					24,410
The accompanying notes are an integral part of this unaudited pro forma condensed combined financial information.

EXHIBIT 99.3

SUMMIT MIDSTREAM PARTNERS, LP AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

	Historical
	Summit Midstream Partners, LP	Polar Midstream Company, LLC (carve-out basis)	Pro forma adjustments		Summit Midstream Partners, LP pro forma
	(In thousands, except per-unit amounts)
Total revenues	$292,920	$3,893	$—		$296,813

Costs and expenses:
Cost of natural gas and NGLs	44,233	—	—		44,233
Operation and maintenance	72,465	1,580	—		74,045
General and administrative	30,105	1,824	—		31,929
Transaction costs	2,841	4	—		2,845
Depreciation and amortization	69,962	612	—		70,574
Loss on asset sales, net	113	—	—		113
Total costs and expenses	219,719	4,020	—		223,739
Other income	5	—	—		5
Interest expense	(19,173)	—	(2,274)	(b)	(21,447)
Income before income taxes	54,033	(127)	(2,274)		51,632
Income tax expense	(729)	—	—		(729)
Net income (loss)	$53,304	$(127)	$(2,274)		$50,903
Less: net income attributable to Summit Investments	9,720		—		9,720
Net income (loss) attributable to SMLP	43,584		(2,401)		41,183
Less: net income attributable to general partner, including IDRs	1,035		(28)		1,007
Net income (loss) attributable to limited partners	$42,549		$(2,373)		$40,176

Earnings per common unit – basic	$0.86				$0.75
Earnings per common unit – diluted	$0.86				$0.74
Earnings per subordinated unit – basic and diluted	$0.79				$0.65

Weighted-average common units outstanding – basic	26,951				32,632	(h)
Weighted-average common units outstanding – diluted	27,101				32,782	(i)
Weighted-average subordinated units outstanding – basic and diluted	24,410				24,410
The accompanying notes are an integral part of this unaudited pro forma condensed combined financial information.

EXHIBIT 99.3

SUMMIT MIDSTREAM PARTNERS, LP AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

Pro forma adjustments
(a) On May 13, 2015, we closed an underwritten public offering of 6,500,000 common limited partner units. Concurrent with and as a result of the offering, SMLP's general partner made an additional capital contribution to maintain its 2% general partner interest. Net proceeds from the offering totaled $197.5 million (including the general partner contribution) and were used to partially fund the purchase of Polar Midstream and Epping. This presentation does not reflect the impact of the underwriter's subsequent exercise of their option to purchase additional units.
(b) We borrowed $92.5 million under our revolving credit facility to fund the remaining balance of the purchase price of Polar Midstream and Epping.
The unaudited pro forma condensed combined statement of operations impact for each of the periods presented reflects incremental interest expense on related borrowings based on the following rates for the periods included in the respective quarterly or annual period:

	Borrowing rate	Commitment fee
Attributable to the quarter ended:
March 31, 2015	2.67%	0.500%
December 31, 2014	2.41%	0.375%
September 30, 2014	2.40%	0.375%
June 30, 2014	2.42%	0.375%
March 31, 2014	2.42%	0.375%
December 31, 2013	3.43%	0.500%
September 30, 2013	2.71%	0.500%
June 30, 2013	2.71%	0.500%
March 31, 2013	2.98%	0.500%
The borrowing rate and commitment fee indicated above represent our historical average rates under our revolving credit facility during the respective period and assumes that the interest expense impact of the additional outstanding balance is partially offset by a reduction in the historical commitment fee for the same principal amount for each respective period.
(c) Reflects the total purchase price for SMLP's acquisition of Polar Midstream, Epping and the exercise of the Stampede Lateral option, calculated as follows (in thousands):

Aggregate cash consideration paid to Summit Investments	$290,000
Direct acquisition costs	555
Total Polar Midstream and Epping acquisition purchase price	$290,555
Direct acquisition costs have been accrued as of March 31, 2015 but have not been given pro forma effect in the unaudited pro forma condensed combined statement of operations.

EXHIBIT 99.3

(d) Reflects partner's capital contribution by Summit Investments for the contribution of assets in excess of consideration paid by SMLP for Polar Midstream and Epping (in thousands):

Summit Investments' owner's net investment in Polar Midstream and membership interests in Epping, net		$396,578
Net cash received from primary offering	$197,500
Borrowings under revolving credit facility	92,500
Total cash consideration paid by SMLP		290,000
Summit Investments' contribution of net assets in excess of consideration paid		$106,578

Allocation of contribution:
Common limited partner capital	$61,165
Subordinated limited partner capital	43,282
General partner interests	2,131
Partners' capital allocation		$106,578
The general partner interests allocation was calculated based on a 2% general partner interest in the contribution of net assets by Summit Investments in excess of consideration paid by SMLP. Common and subordinated limited partner capital allocations were calculated as their respective percentages of total limited partner capital as of March 31, 2015 applied to the balance of the contribution by Summit Investments after giving effect to the general partner interests allocation.
(e) The pro forma basic weighted-average number of common units outstanding for the three months ended March 31, 2015 was calculated as follows:

Basic weighted-average number of common units outstanding—as reported	34,439
Adjustment for impact of common units issued to partially fund the purchase of Polar Midstream and Epping	6,500
Pro forma basic weighted-average number of common units outstanding	40,939
(f) The pro forma diluted weighted-average number of common units outstanding for the three months ended March 31, 2015 was calculated as follows:

Diluted weighted-average number of common units outstanding—as reported	34,585
Adjustment for impact of common units issued to partially fund the purchase of Polar Midstream and Epping	6,500
Pro forma diluted weighted-average number of common units outstanding	41,085
(g) The pro forma basic and diluted weighted-average number of common units outstanding for the year ended December 31, 2014 was calculated as follows:

Basic and diluted weighted-average number of common units outstanding—as reported	33,311
Adjustment for impact of common units issued to partially fund the purchase of Polar Midstream and Epping	6,500
Pro forma basic and diluted weighted-average number of common units outstanding	39,811
(h) The pro forma basic weighted-average number of common units outstanding for the year ended December 31, 2013 was calculated as follows:

Basic weighted-average number of common units outstanding—as reported	26,951
Adjustment for impact of common units issued to partially fund the purchase of Polar Midstream and Epping	5,681
Pro forma basic weighted-average number of common units outstanding	32,632

EXHIBIT 99.3

(i) The pro forma diluted weighted-average number of common units outstanding for the year ended December 31, 2013 was calculated as follows:

Diluted weighted-average number of common units outstanding—as reported	27,101
Adjustment for impact of common units issued to partially fund the purchase of Polar Midstream and Epping	5,681
Pro forma diluted weighted-average number of common units outstanding	32,782